Exhibit 10.21

EXECUTION COPY

SECOND SUPPLEMENTAL INDENTURE

Dated as of October 28, 2010

to

INDENTURE

Dated as of April 28, 2010

5.25% Senior Notes due 2017

among

VOTO-VOTORANTIM LIMITED,

as the Company,

VOTORANTIM PARTICIPAÇÕES S.A.,

VOTORANTIM CIMENTOS S.A.,

and

COMPANHIA BRASILEIRA DE ALUMÍNIO,

as Guarantors,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee,

DEUTSCHE BANK AG, LONDON BRANCH

as Paying Agent and Transfer Agent,

and

DEUTSCHE BANK LUXEMBOURG, S.A.,

as Registrar

This SECOND SUPPLEMENTAL INDENTURE, dated as of October 28, 2010 (this “Supplemental Indenture”), among Voto-Votorantim Limited (the “Company”), a limited liability company duly organized and existing under the laws of the Cayman Islands, having its principal office at Walker House 87, Mary Street, George Town, Grand Cayman KYI-9005, Cayman Islands, Votorantim Participações S.A. (“VPar”), Votorantim Cimentos S.A. (as successor by merger to Votorantim Cimentos Brasil S.A., “VC”) and Companhia Brasileira de Alumínio (“CBA” and together with VPar and VC, collectively, the “Guarantors”), each of which is a corporation (sociedade anônima) duly organized under the laws of the Federative Republic of Brazil, and Deutsche Bank Trust Company Americas, a New York banking corporation duly organized under the laws of the State of New York, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company has previously executed and delivered to the Trustee an Indenture, dated as of April 28, 2010 (as amended or supplemented from time to time, the “Indenture”), providing for the issuance of the Company’s 5.25% Senior Notes due 2017 (the “Notes”).

WHEREAS, Section 9.1 of the Indenture permits the Company to amend the Indenture as set forth in Article II of this Supplemental Indenture without the consent of any holder of the Notes in order to (i) cure any ambiguity to correct or supplement any provision in the Indenture which may be inconsistent with any other provision in the Indenture that does not materially adversely affect the legal rights of the Holders and (ii) conform the provisions of the Indenture to the caption entitled “Description of the Notes and the Guarantees” in the offering memorandum relating to the Notes;

WHEREAS, Section 13.1 of the Indenture permits the substitution of the issuer of the Notes without the consent of the Holders, subject to the conditions contained in Article XIII of the Indenture and the Company will be replaced and substituted by VC as principal debtor (in such capacity, the “Substituted Debtor”) in respect of the Notes (the “Substitution”);

WHEREAS, as a result of the Substitution, the Substituted Debtor will assume all of the Company’s obligations under the Notes and the Indenture and the Company will be released from such obligations and will no longer be subject to any of the covenants and other provisions of the Indenture;

WHEREAS, this Supplemental Indenture is hereby executed and delivered pursuant to Sections 9.1 and 13.1 of the Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement, and a valid amendment of, and supplement to the Indenture, have been done.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS

REPRESENTATIONS AND WARRANTIES

Section 1.1	Definitions

For all purposes of this Supplemental Indenture:

(i)	Capitalized terms used herein without definition shall have the meanings specified in the Indenture; and

(ii)	The terms “hereof”, “herein”, “hereto”, “hereunder’’ and “herewith” refer to Supplemental Indenture.

Section 1.2	Representations and Warranties

The Substituted Debtor and the Company hereby represent and warrant that each them has obtained (i) all necessary governmental and regulatory approvals and consents for the Substitution and for the giving by the Guarantors of the Substitution Guarantees in respect of the obligations of the Substituted Debtor under the Notes and (ii) all necessary governmental and regulatory approvals and consents for the performance by each of the Substituted Debtor and the Guarantors of its obligations under this Supplemental Indenture, and that all such approvals and consents are in full force and effect.

ARTICLE II

AMENDMENTS TO ARTICLE 14 OF THE INDENTURE

Section 2.1	Amendments to Section 13.1(a)(i) of the Indenture

Section 13.1(a)(i) of the Indenture is hereby deleted in its entirety and replaced with the following:

“(i)

such documents shall be executed by the Substituted Debtor, the Company, VPar and the Trustee as may be necessary to give full effect to the substitution, including a supplemental indenture whereby the Substituted Debtor assumes all Company’s obligations under this Indenture (together, the “Issuer Substitution Documents”) and (without limiting the generality of the foregoing) pursuant to which the Substituted Debtor shall undertake in favor of each Holder of the Notes to be bound by the terms and conditions of the Notes and the provisions of this Indenture (subject to clause (e) below) as fully as if the Substituted Debtor had been named in the Notes and this Indenture as the principal debtor in respect of the Notes in place of the Company (or any previous substitute) and pursuant to which the Guarantors shall unconditionally and irrevocably guarantee (the “Substitution Guarantees”) in favor of each Holder of the Notes the payment of all sums payable by the Substituted Debtor as such principal debtor on the same terms mutatis mutandis as the Notes, and, subject to clauses (c) and (e) below, the covenants, Events of Default and other relevant provisions shall continue to apply to the Company as if no such substitution had occurred, it being the intent that the rights of Holders of the Notes in respect of the Notes shall be unaffected by such substitution;”

Section 2.2	Amendments to Section 13.1(c) of the Indenture

Section 13.1(c) of the Indenture is hereby deleted in its entirety and replaced with the following:

“(c)	Upon the execution of the Issuer Substitution Documents as referred to in paragraph (a)(i) above and compliance with the other conditions in paragraph (a), the Substituted Debtor shall be deemed to be named in the Notes as the principal debtor in place of the Company (or of any previous substitute under these provisions) and the Notes shall thereupon be deemed to be amended to give effect to the substitution. The execution of the Issuer Substitution Documents shall operate to release the Company (or such previous substitute as aforesaid) from all its obligations in respect of the Notes and its obligation to indemnify the Trustee and Agents under this Indenture.”

Section 2.3	Amendments to Section 13.1(e) of the Indenture

Section 13.1(e) of the Indenture is hereby deleted in its entirety and replaced with the following:

“(e)	Upon the execution of the Issuer Substitution Documents as referred to in paragraph (a)(i) above and compliance with the other conditions in paragraph (a), the Company will not be subject to the provisions of the covenant described above under Section 10.11 (“Negative Covenants of the Company”) and the Substituted Debtor will not be subject to the provisions of the covenant described above under Section 10.11.”

ARTICLE III

SUBSTITUTION OF THE ISSUER

Section 3.1	Agreements of the Parties

In connection with the Substitution, the applicable parties hereto agree as follows:

(i)	Agreement to Assume and Undertake. The Substituted Debtor hereby (i) agrees to assume all the obligations of the Company under the Indenture and (ii) undertakes in favor of each Holder of the Notes to be bound by the terms and conditions of the Notes and the provisions of the Indenture (subject to clause 13.1(e) of the Indenture) as fully as if the Substituted Debtor had been named in the Notes and the Indenture as the principal debtor in respect of the Notes in place of the Company.

(ii)	Agreement to Guarantee. Each of VPar and CBA hereby unconditional guarantees on the terms and subject to the conditions set forth in Article XIII of the Indenture (the “Substitution Guarantees”) in favor of each Holder of the Notes the payment of all sums payable by the Substituted Debtor as the principal debtor of the Notes.

Section 3.2	Covenants and Events of Default

Subject to clauses (c) and (e) of Section 13.1 of the Indenture and Section 3.5 hereof, the covenants, Events of Default and other relevant provisions of the Indenture shall continue to apply to the Company as if no such Substitution had occurred.

Section 3.3	Payment of Additional Amounts

The Substituted Debtor hereby expressly acknowledges that it has assumed the obligation of the Company in respect of the payment of Additional Amounts, as set forth in Section 10.10 of the Indenture, with references to the Cayman Islands being substituted for Brazil, the country of organization of the Substituted Debtor.

Section 3.4	Indemnification

The Substituted Debtor and the Guarantors hereby undertake to indemnify and hold harmless each Holder of the Notes, the Trustee, the Agents and each other against the actual amount of all taxes or duties required to be paid (including any taxes or duties imposed on the receipt of such indemnity payments) which arise by reason of law or regulation having legal effect or being in reasonable contemplation thereof on the date the Substitution becomes effective, which may be incurred or levied against such Holder as a result of the Substitution and which would not have been so incurred or levied had the Substitution not been made.

If any Holder of the Notes or an Agent or the Trustee seeks to be indemnified under this Section 3.4 (“Tax Indemnitee”), then such Tax Indemnitee must make a written demand to the Substituted Debtor to be so indemnified. The demand shall specify in reasonable detail the calculation of the indemnity amount and the facts upon which the right to indemnity is based. Each Tax Indemnitee shall promptly forward to the Substituted Debtor, with a copy to the Trustee, any notice, bill or advice received by it from the relevant taxing authority concerning any tax which the Substituted Debtor may be required to indemnify against hereunder. Each Tax Indemnitee upon the reasonable written request of the Substituted Debtor shall furnish the Substituted Debtor with the original or a certified copy of a receipt (if any is available to such Tax Indemnitee) for the Tax Indemnitee’s payment of any tax that is subject to indemnification pursuant to this Section 3.4, or such other evidence of payment of such tax as is acceptable to the Substituted Debtor (and available to such Tax Indemnitee).

Section 3.5	Release of the Company

The Company is hereby released from all its obligations in respect to the Notes and its obligation to indemnify the Trustee and Agents under the Indenture. The Substituted Debtor shall be deemed to be named in the Notes as the principal debtor in place of the Company and the Notes shall be deemed amended to give effect to the Substitution.

Section 3.6	Right to the Production of Documents

The Substituted Debtor and the Guarantors hereby acknowledge the rights of every Holder of the Notes to the production of the Issuer Substitution Documents for the enforcement of any of the Notes or the Issuer Substitution Documents.

ARTICLE IV

MISCELLANEOUS

Section 4.1	Ratification of Indenture, Supplemental Indentures Part of Indenture

Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

Section 4.2	Notices

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by the Indenture or this Supplemental Indenture to be made upon, given or furnished to, or filed with, the Substituted Debtor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as otherwise expressly provided herein) if in writing and mailed, first-class postage prepaid, to the Substituted Debtor addressed to the Substituted Debtor, in care of Votorantim Participações. S.A., Rua Amauri, 255, 11th Floor, 01448-000 São Paulo, SP, Brazil, Tel 55-11-3704-3508, Fax 55-11-3167-3520, Attention: João Miranda, Chief Financial Officer, or to any other address previously furnished in writing to the Trustee by the Substituted Debtor.

Section 4.3	Governing Law

THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS THEREOF. The transactions contemplated by this Supplemental Indenture have been proposed by the Company to the other parties hereto for the purposes of Article 9, paragraph 2, of Brazilian Decree Law No. 4,657, dated September 4, 1942, as amended, and for no other purpose or reason whatsoever.

Section 4.4	Counterparts

This Supplemental Indenture may be executed in any number of counterparts (including facsimile), each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

Section 4.5	Effect of Headings

The Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.6	Trustee Makes No Representation

The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 4.7	Submission to Jurisdiction; Agent for Service; Waiver of Immunities

(a)	The Substituted Debtor agrees that any suit, action or proceeding against it brought by any Holder or the Trustee arising out of or based upon this Supplemental Indenture, the Indenture, the Issuer Substituted Documents and/or the Notes may be instituted in any state or Federal court in the Borough of Manhattan in The City of New York, New York, and waives any objection which each of them may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

(b)

By the execution and delivery of this Supplemental Indenture or any amendment or supplement hereto, the Substituted Debtor (i) acknowledges that it has, by separate written instrument, designated and appointed National Corporate Research Ltd., currently located at 10 East 40th Street, 10th Floor, New York, New York 10016 (“NCR”), as its authorized agent upon which process may be served in any suit, action or proceeding with respect to, arising out of, or relating to, this Supplemental Indenture, the Indenture, the Issuer Substitution Documents, and/or the Notes, that may be instituted in any Federal or state court in the State of New York, The City of New York, the Borough of Manhattan, or brought under Federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that NCR has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon NCR shall be deemed in every respect effective service of process upon the Substituted Debtor as the case may be, in any such suit, action or proceeding. The Substituted Debtor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of NCR in full force and effect so long as this Supplemental Indenture shall be in full force and effect; provided that the Substituted Debtor may and shall (to the extent NCR ceases to be able to be served on the basis contemplated herein), by written notice to the Trustee, designate such additional or alternative agents for service of process under this Section 4.7(b) that (i) maintains an office located in the Borough of Manhattan, The City of New York in the state of New York, (ii) are either (x) counsel for the Substituted Debtor or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business and (iii) agrees to act as agent for service of process in accordance with this Section 4.7(b). Such notice shall identify the name if such agent for process and the address for such agent for process in the Borough of Manhattan, The City of New York, State of New York. Upon the request of any Holder, the Trustee shall deliver such information to such Holder. Notwithstanding the foregoing, there shall, at all times, be at least one agent for service of process for the Substituted Debtor appointed and acting in accordance with this Section 4.7(b).

(c)	To the extent that the Substituted Debtor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Substituted Debtor hereby irrevocably waives such immunity in respect of its obligations under this Supplemental Indenture and the Notes, to the extent permitted by law.

Section 4.8	Effective Date

This Supplemental Indenture shall become effective on the date hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

VOTO-VOTORANTIM LIMITED

By:	/s/ Lorival Nogueira Luz Junior
	Name:	Lorival Nogueira Luz Junior
Title:

By:	/s/ Alfredo Ferreira Villares
	Name:	Alfredo Ferreira Villares
Title:

VOTORANTIM CIMENTOS S.A., as Substituted Debtor

By:	/s/ Lorival Nogueira Luz Junior
	Name:	Lorival Nogueira Luz Junior
Title:

By:	/s/ Alfredo Ferreira Villares
	Name:	Alfredo Ferreira Villares
Title:

Signature Page to Second Supplemental Indenture

VOTORANTIM PARTICIPAÇÕES S.A., as Guarantor

By:	/s/ Lorival Nogueira Luz Junior
	Name:	Lorival Nogueira Luz Junior
Title:

By:	/s/ Alfredo Ferreira Villares
	Name:	Alfredo Ferreira Villares
Title:

COMPANHIA BRASILEIRA DE ALUMÍNIO, as Guarantor

By:	/s/ Lorival Nogueira Luz Junior
	Name:	Lorival Nogueira Luz Junior
Title:

By:	/s/ Alfredo Ferreira Villares
	Name:	Alfredo Ferreira Villares
Title:

Signature Page to Second Supplemental Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:	Deutsche Bank National Trust Company

By:	/s/ Kenneth R. Ring
	Name:	Kenneth R. Ring
	Title:	Vice President

By:	/s/ Irina Golovashchuk
	Name:	Irina Golovashchuk
	Title:	Assistant Vice President

Signature Page to Supplemental Indenture